Federated Investors
World-Class Investment Manager

Federated Fund for U.S. Government Securities, Inc.

31ST SEMI-ANNUAL REPORT

September 30, 2000

Established 1969

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Fund for U.S. Government Securities, Inc.

President's Message

Dear Fellow Shareholder:

Federated Fund for U.S. Government Securities, Inc. was created in 1969, and I am pleased to present its 31st Semi-Annual Report. For 31 years, this fund has invested primarily in U.S. government agency securities and U.S. Treasury bonds, which have provided generous monthly income. Currently, the fund's $1.1 billion in net assets are invested primarily in U.S. government agency mortgage-backed securities, which offer a yield advantage over comparable-duration Treasury securities.1

This report covers the first half of the fund's fiscal year, which is the six-month period from April 1, 2000 through September 30, 2000. It begins with an interview with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's diversified U.S. government bond portfolio, and third is the publication of the fund's financial statements.

During the reporting period, the fund maintained a strong focus on Government National Mortgage Association (GNMA) securities for their long-term value and their current yield. As of September 30, 2000, 46% of the fund's portfolio was invested in GNMA securities. At the end of the third quarter, the fund's average effective duration was 4.0 years, and the weighted average coupon of its holdings was 7.09%.2

1 Fund shares are not guaranteed.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The positive performance of the fund's shares reflected the desire of individuals and institutional investors to own U.S. government agency bonds, which have no credit risk and no default risk. Additionally, mortgage-backed securities currently have a higher yield over U.S. Treasury securities. These are three attractive reasons to own government mortgage-backed securities.

Individual share class total return performance at net asset value for the six-month reporting period, including income distributions, follows.3

	Total Return	Income Distributions	Net Asset Value Change
Class A Shares	4.90%	$0.240	$7.48 to $7.60 = 1.60%
Class B Shares	4.48%	$0.210	$7.48 to $7.60 = 1.60%
Class C Shares	4.50%	$0.211	$7.48 to $7.60 = 1.60%

Thank you for entrusting a portion of your wealth in the fund. Remember, reinvesting your monthly dividends is a convenient way to build the value of your account--and help your shares increase through the benefit of compounding.4

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
November 15, 2000

3 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 0.21%, (1.02%) and 3.50%, respectively.

4 Systematic investing does not ensure a profit or protect against loss in declining markets.

Kathy Foody-Malus

Vice President

Federated Investment Management Company

Investment Review

What are your comments on the economy over the first half of the fund's fiscal year and the recent inaction by the Federal Reserve Board (the "Fed") on interest rates?

Evidence continued to accumulate that the U.S. economic expansion was moderating from the breakneck pace that prevailed earlier this year. While the promise of strong productivity gains continued to spur rapid output gains in technology, construction activity faltered, and consumer spending leveled off at a sustainable pace. Against this backdrop, the Fed has maintained the Federal Funds overnight bank-lending rate at 6.5%, and this interest rate has been at this level since May 2000. Despite the recent inaction on interest rates, the Fed continues to be vigilant over perceived risks of increased inflation.

What did this steady interest rate and low inflation environment mean for the mortgage-backed securities market?

The mortgage-backed securities market during the reporting period had a phenomenal run outperforming Treasurys by 140 basis points. Concerns over other spread sectors drove the outperformance of the mortgage market. Concerns regarding pre-earnings announcements, which indicate that companies may miss earnings estimates, have already taken a toll in the stock market and are filtering through to widen corporate bond spreads over Treasurys.

Also, earlier in the year, Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation's (FHLMC) Government Sponsored Entity (GSE) status came under close scrutiny as the U.S. Treasury put forth a proposal to make several changes to the relationship between the U.S. government and the housing GSEs. The changes proposed by the U.S. Treasury involved repealing the GSE's discretionary lines of credit with the U.S. government and requiring the agencies to be reviewed annually by the one of the major rating agencies. The initial reaction of the fixed-income markets to the Treasury's proposal drove spreads wider, as investors tried to ascertain what this meant for the agencies and their issuance of securities.

After eight months of uncertainty, this issue was resolved late in October as both housing GSEs agreed to implement a set of voluntary measures aimed at increasing transparency, strengthening capital adequacy, and enhancing risk management. Investors responded positively to the GSEs' announcement, and we believe this news bodes well for a tightening of agency mortgage spreads versus Treasurys.

How did the fund perform for its shareholders in terms of total return and income for the six-month reporting period ended September 30, 2000?

For the first half of the fund's fiscal year, the Class A Shares of the fund produced a total return of 4.90%, based on net asset value. Class B and C Shares produced total returns of 4.48% and 4.50%, respectively, based on net asset value.1 The fund's returns over the six-month reporting period were consistent with the Lipper U.S. Mortgage Funds Average of 4.76%.2

In terms of income, the fund's Class A, B, and C Shares paid monthly dividends totaling $0.240, $0.210 and $0.211 per share, respectively, during the reporting period.

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 0.21%, (1.02%) and 3.50%, respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories. These figures do not reflect sales charges.

What is your strategy for the fund?

We continue to target the fund's duration near the benchmark in the four-year area, and we expect to retain our overweight in agency mortgage-backed securities to take advantage of the substantial yield premium versus Treasury securities. In addition, as opportunities arise within the non-agency mortgage market, we will selectively continue to increase our exposure to that arena.

How was the fund's portfolio allocated on September 30, 2000?

Percentage of Net Assets
Government National Mortgage Association	45.7%
Federal National Mortgage Association	33.1%
Non-Agency Mortgage Backed Securities	15.1%
Federal Home Loan Mortgage Corporation	7.9%
Mutual Funds	4.7%

What's your outlook for the mortgage-backed securities market moving into year-end?

The outlook for the mortgage market moving into the fourth quarter of 2000 is very good. There is increased confidence by investors that the Fed will be able to successfully engineer a soft economic landing. Gross Domestic Product growth has slowed from an average of 6% for the previous four quarters to about 3% for the third quarter of this year, and the U.S. Treasury curve has steepened in the long end. The yield spread between 10- and 30-year Treasury securities is at levels seen earlier in 2000. This is true for both the swaps yield curve, as well as the spread curve.

GNMA and FNMA price spreads have suffered a similar reversal of fortunes. The main catalysts which drove GNMA and FNMA spreads--dwindling Treasury supply and political noise around the GSEs--have become less of an issue. All these events point toward reduced concerns about shrinking Treasury supply and bode well for high-quality spread sectors.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $31,000 in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $279,941 on 9/30/00. You would have earned a 7.36%1 average annual total return for the investment lifespan.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

[Graphic Representation Omitted - See Appendix]

As of 9/30/00, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 2.04%, 4.89%, and 6.05%, respectively. The Class B Shares' average annual 1-year, 5-year, and since inception (7/26/94) total returns were 0.55%, 4.70% and 5.70%, respectively. The Class C Shares' average annual 1-year, 5-year, and since inception (4/27/93) total returns were 5.06%, 5.01% and 4.49%, respectively.2

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; and Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 30 years (reinvesting all dividends and capital gains) grew to $120,303.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Fund for U.S. Government Securities, Inc. on 10/6/69, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $31,000 but your account would have reached a total value of $120,3031 by 9/30/00. You would have earned an average annual total return of 7.52%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for Current Income

Ten years ago, on September 30, 1990, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose Class A Shares of Federated Fund for U.S. Government Securities, Inc. because it invests in government securities which traditionally are some of the safest, most creditworthy securities issued in America.1

They like the way they can use their account for an occasional extravagance--like their $55,000 Jaguar--without touching their original principal.

The Laughlin's account totaled $179,863 as of September 30, 2000, for an average annual total return of 6.05%.2

[Graphic Representation Omitted - See Appendix]

1 Fund shares are not guaranteed and their value will fluctuate.

2 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results. Fund shares are not guaranteed and their value will fluctuate.

Portfolio of Investments

September 30, 2000 (unaudited)

Principal Amount			Value
		ASSET-BACKED SECURITIES--15.1%
		Financial Intermediaries--2.0%
$22,300,000		Norwest Asset Securities Corp. 98-10, Class A3, 6.750%, 5/25/2028	$20,392,012

		Home Equity Loans--11.5%
2,500,000		Chase Funding Mortgage Loan 99-1, 9.372%, 6/25/2028	2,565,475
6,446,000		Chase Mortgage Finance Corp. 1994-F, Class A-9, 6.750%, 3/25/2025	6,396,205
21,500,000		Conseco Finance 2000-D, 8.410%, 12/15/2025	21,923,271
85,382,227	[1]	GS Mortgage Securities Corp. 2000-1, (Interest Only) 0.210%, 6/19/2029	707,050
60,000,000		Green Tree Home Equity Loan Trust 99-C, 14.250%, 7/15/2030	3,056,220
6,550,000		Mellon Bank Home Equity Installment Loan 98-1, 6.950%, 3/25/2015	6,171,869
15,000,000		Residential Asset Securitization Trust 1998-A8, 6.750%, 8/25/2028	14,103,000
18,544,637		Residential Funding Mortgage Securities I, Inc. 1998-S9, Class 1A1, 6.500%, 4/25/2013	17,745,549
14,642,375		Residential Funding Mortgage Securities I, Inc. 1998-S31, Class A1, 6.500%, 12/25/2028	13,936,320
11,633,163		Salomon Brothers Mortgage Securities VII 1997-HUD1, Class B1-B2, 7.750%, 12/25/2030	11,069,756
137,041,089	[1]	Salomon Brothers Mortgage Securities VII 99-4, Class 4, 2.547%, (Interest Only), 12/25/2027	6,509,452
5,000,000		Salomon Brothers Mortgage Securities VII 99-NC3 Class M3, Floating Rate Note, 9.722%, 7/25/2029	5,000,000
3,000,000		Saxon Asset Securities Trust 99-2, Class BV1, Floating Rate Note, 9.320%, 5/25/2029	3,037,560
44,546,438	[1]	Structured Asset Securities Corp. 1998-RF4, ALS2, Class B6, (Interest Only) 6.300%, 8/15/2028	8,742,238

		TOTAL	120,963,965

		Manufactured Housing--1.6%
13,000,000		Green Tree Financial Corp. 93-4, 8.550%, 1/15/2019	11,274,380
2,000,000		Green Tree Financial Corp. 97-4, 7.230%, 2/15/2029	1,814,680
3,925,000		Green Tree Financial Corp. 98-6, 7.140%, 2/1/2021	3,517,467

		TOTAL	16,606,527

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $152,050,556)	157,962,504

		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--86.7%
		Federal Home Loan Mortgage Corporation--5.9%
51,281,861		6.500%, 1/1/2029 - 7/1/2030	49,310,586
11,704,842		8.000%, 12/1/2029	11,880,415
4,040		11.000%, 12/1/2017	4,301
16,506		11.750%, 1/1/2011	17,850
612		12.500%, 10/1/2012	665
7,827		12.750%, 1/1/2013 - 10/1/2013	8,476
41,111		13.000%, 2/1/2015	45,171
14,819		13.250%, 3/1/2014	16,368
Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Federal Home Loan Mortgage Corporation--continued
$1,796		13.500%, 10/1/2013	$1,808
35,906		13.750%, 1/1/2011 - 10/1/2011	39,468
80		14.000%, 12/1/2012	87
29,140		14.500%, 10/1/2012	31,736
6,098		14.750%, 8/1/2011	6,688
3,587		15.500%, 8/1/2011	4,214

		TOTAL	61,367,833

		Federal Home Loan Mortgage Corporation-Agency Debenture--0.4%
5,000,000		5.750%, 3/15/2009	4,668,500

		Federal Home Loan Mortgage Corporation REMIC--1.6%
16,531,280		Series 1880-K, 7.000%, 8/15/2009	16,514,775

		Federal National Mortgage Association--29.6%
121,123,669	[2]	6.000%, 12/1/2013 - 11/1/2030	114,308,699
56,311,183		6.500%, 12/1/2028 - 11/1/2029	54,093,648
125,000,000		7.000%, 12/1/2029	122,461,250
10,320,000		7.500%, 12/1/2029	10,300,598
9,058,076		9.000%, 12/1/2029	9,355,272
105,386		11.000%, 10/1/2010	112,332
5,817		11.750%, 10/1/2015	6,375
808		12.000%, 1/1/2013	870
4,245		12.500%, 8/1/2013	4,679
26,482		12.750%, 10/1/2010 - 8/1/2014	29,272
3,853		13.000%, 8/1/2015	4,217
59,153		13.500%, 12/1/2014	65,710
3,039		13.750%, 6/1/2014	3,319
7,179		15.000%, 10/1/2012	7,964

		TOTAL	310,754,205

		Federal National Mortgage Association REMIC--3.5%
23,614,786		Series 302-1, 0.000%, (Principal Only), 6/1/2029	14,855,117
158,939,408		Series GT 99-T2-X, 0.670%, (Interest Only), 1/19/2039	3,104,246
23,614,786		Series 302-2, 6.000%, (Interest Only), 6/1/2029	7,298,622
11,731,031		Series 1993-130-UB, 6.750%, 1/25/2020	11,661,466

		TOTAL	36,919,451

		Government National Mortgage Association--45.7%
84,972,836		6.500%, 11/15/2023 - 3/15/2029	82,361,693
143,668,701	[2]	7.000%, 3/15/2024 - 5/15/2029	141,660,006
102,530,461		7.500%, 1/15/2023 - 2/15/2030	103,009,204
84,972,836		6.500%, 11/15/2023 - 3/15/2029	82,361,693
143,668,701	[2]	7.000%, 3/15/2024 - 5/15/2029	141,660,006
Principal Amount or Shares			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Government National Mortgage Association--continued
$102,530,461		7.500%, 1/15/2023 - 2/15/2030	$103,009,204
81,100,264		8.000%, 12/20/2016 - 11/20/2030	82,570,699
19,323,946		8.250%, 7/15/2030 - 8/15/2030	19,773,808
8,597,126		8.375%, 8/15/2030	8,797,267
17,673,628		8.500%, 11/15/2029 - 1/15/2030	18,176,266
17,320,450		9.000%, 4/15/2030 - 5/15/2030	17,959,228
4,563,969		9.500%, 5/15/2030 - 6/15/2030	4,749,358
771		10.500%, 11/15/2000 - 1/15/2001	773
539		11.250%, 9/20/2015	579
69,947		11.750%, 7/15/2013	76,800
26,160		13.000%, 9/20/2014	29,185
23,913		13.750%, 9/15/2014	27,040

		TOTAL	479,191,906

		Small Business Administration--0.0%
602,073		1.394%, (Interest Only) 11/20/2003	12,602

		TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $921,284,250)	909,429,272

		MUTUAL FUNDS--4.7%
48,881,168	[3]	Government Obligations Fund	48,881,168
78,000		Income Opportunities Fund 2000, Inc.	775,125

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $49,638,668)	49,656,293

		TOTAL INVESTMENTS (IDENTIFIED COST $1,122,973,474)[4]	$1,117,048,069

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At September 30, 2000, these securities amounted to $15,958,740 which represents 1.52% of net assets.

2 A portion of these securities are subject to dollar roll transactions.

3 Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is managed by Federated Investment Management Company, the Fund's adviser. The adviser has agreed to reimburse certain investment advisory fees as a result of these transactions.

4 The cost of investments for federal tax purposes amounts to $1,122,973,474. The net unrealized depreciation of investments on a federal tax basis amounts to $5,925,405 which is comprised of $9,999,095 appreciation and $15,924,500 depreciation at September 30, 2000.

The following abbreviations are used in this portfolio:

HUD	--Housing and Urban Development
REMIC	--Real Estate Mortgage Investment Conduit

Note: The categories of investments are shown as a percentage of net assets ($1,048,985,374) at September 30, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2000 (unaudited)

Assets:
Total investments in securities, at value (identified and tax cost $1,122,973,474)		$1,117,048,069
Cash		1,032
Income receivable		7,208,095
Receivable for investments sold		284,841,462
Receivable for shares sold		1,325,261

TOTAL ASSETS		1,410,423,919

Liabilities:
Payable for investments purchased	$328,020,077
Payable for shares redeemed	522,829
Income distribution payable	5,416,418
Payable for dollar roll transactions	25,925,538
Accrued expenses	1,553,683

TOTAL LIABILITIES		361,438,545

Net assets for 138,063,122 shares outstanding		$1,048,985,374

Net Assets Consist of:
Paid-in capital		$1,238,607,866
Net unrealized depreciation of investments		(5,925,405)
Accumulated net realized loss on investments		(183,697,087)

TOTAL NET ASSETS		$1,048,985,374

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($887,743,038 ÷ 116,841,761 shares outstanding)		$7.60

Offering Price Per Share (100/95.50 of $7.60)[1]		$7.96

Redemption Proceeds Per Share		$7.60

Class B Shares:
Net Asset Value Per Share ($118,332,721 ÷ 15,573,378 shares outstanding)		$7.60

Offering Price Per Share		$7.60

Redemption Proceeds Per Share (94.50/100 of $7.60)[1]		$7.18

Class C Shares:
Net Asset Value Per Share ($42,909,615 ÷ 5,647,983 shares outstanding)		$7.60

Offering Price Per Share		$7.60

Redemption Proceeds Per Share (99.00/100 of $7.60)[1]		$7.52

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended September 30, 2000 (unaudited)

Investment Income:
Dividends			$18,249
Interest (net of dollar roll expense of $1,595,875)			39,168,234

TOTAL INCOME			39,186,483

Expenses:
Investment adviser fee		$3,083,508
Administrative personnel and services fee		400,931
Custodian fees		49,287
Transfer and dividend disbursing agent fees and expenses		474,286
Directors'/Trustees' fees		14,018
Auditing fees		11,092
Legal fees		2,680
Portfolio accounting fees		83,068
Distribution services fee--Class B Shares		457,364
Distribution services fee--Class C Shares		167,188
Shareholder services fee--Class A Shares		1,122,928
Shareholder services fee--Class B Shares		152,455
Shareholder services fee--Class C Shares		55,729
Share registration costs		30,229
Printing and postage		49,995
Insurance premiums		2,770
Taxes		67,203

TOTAL EXPENSES		6,224,731

Waivers and Reimbursements:
Waiver of shareholder services fee--Class A Shares	$(89,834)
Reimbursement of investment adviser fee	(3,383)

TOTAL WAIVERS		(93,217)

Net expenses			6,131,514

Net investment income			33,054,969

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(8,415,724)
Net change in unrealized appreciation (depreciation) of investments			23,273,403

Net realized and unrealized gain on investments			14,857,679

Change in net assets resulting from operations			$47,912,648

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 9/30/2000	Year Ended 3/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$33,054,969	$72,233,334
Net realized loss on investments ($(8,415,724) and $(19,252,768), respectively, as computed for federal tax purposes)	(8,415,724)	(19,252,768)
Net change in unrealized appreciation/depreciation on investments	23,273,403	(36,935,654)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	47,912,648	16,044,912

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(28,445,468)	(61,550,480)
Class B Shares	(3,373,359)	(7,779,482)
Class C Shares	(1,236,142)	(2,903,372)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(33,054,969)	(72,233,334)

Share Transactions:
Proceeds from sale of shares	123,208,649	281,336,468
Net asset value of shares issued to shareholders in payment of distributions declared	18,032,580	46,902,236
Cost of shares redeemed	(194,936,094)	(427,527,050)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(53,694,865)	(99,288,346)

Change in net assets	(38,837,186)	(155,476,768)

Net Assets:
Beginning of period	1,087,822,560	1,243,299,328

End of period	$1,048,985,374	$1,087,822,560

See Notes which are an integral part of the Financial Statements

Financial Highlight -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$7.48	$7.84	$7.90	$7.65	$7.78	$7.67
Income From Investment Operations:
Net investment income	0.25 [1]	0.47 [1]	0.46	0.50	0.51	0.54
Net realized and unrealized gain (loss) on investments	0.11	(0.35)	(0.04)	0.26	(0.14)	0.12

TOTAL FROM INVESTMENT OPERATIONS	0.36	0.12	0.42	0.76	0.37	0.66

Less Distributions:
Distributions from net investment income	(0.24)	(0.48)	(0.48)	(0.51)	(0.50)	(0.55)

Net Asset Value, End of Period	$7.60	$7.48	$7.84	$7.90	$7.65	$7.78

Total Return[2]	4.90%	1.66%	5.43%	10.21%	4.88%	8.77%

Ratios to Average Net Assets:

Expenses	1.03%[3]	1.00%	0.96%	0.94%	0.95%	0.95%

Net investment income	6.69%[3]	6.30%	5.78%	6.40%	6.60%	6.80%

Expense waiver/reimbursement[4]	0.02%[3]	0.02%	0.02%	0.08%	0.12%	0.11%

Supplemental Data:

Net assets, end of period (000 omitted)	$887,743	$915,850	$1,052,081	$1,138,450	$1,177,071	$1,330,272

Portfolio turnover	52%	103%	187%	88%	120%	157%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$7.48	$7.84	$7.90	$7.66	$7.78	$7.67
Income From Investment Operations:
Net investment income	0.22 [1]	0.41 [1]	0.40	0.44	0.44	0.49
Net realized and unrealized gain (loss) on investments	0.11	(0.35)	(0.04)	0.25	(0.13)	0.11

TOTAL FROM INVESTMENT OPERATIONS	0.33	0.06	0.36	0.69	0.31	0.60

Less Distributions:
Distributions from net investment income	(0.21)	(0.42)	(0.42)	(0.45)	(0.43)	(0.49)

Net Asset Value, End of Period	$7.60	$7.48	$7.84	$7.90	$7.66	$7.78

Total Return[2]	4.48%	0.88%	4.64%	9.16%	4.13%	7.90%

Ratios to Average Net Assets:

Expenses	1.80%[3]	1.77%	1.73%	1.77%	1.80%	1.78%

Net Investment Income	5.92%[3]	5.54%	5.01%	5.57%	5.75%	5.93%

Expense waiver/reimbursement[4]	0.00%[3,5]	--	--	--	0.02%	0.04%

Supplemental Data

Net assets, end of period (000 omitted)	$118,333	$126,336	$141,148	$107,225	$100,439	$93,169

Portfolio turnover	52%	103%	187%	88%	120%	157%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$7.48	$7.84	$7.91	$7.66	$7.78	$7.67
Income From Investment Operations:
Net investment income	0.22 [1]	0.41 [1]	0.40	0.44	0.45	0.47
Net realized and unrealized gain (loss) on investments	0.11	(0.35)	(0.05)	0.26	(0.13)	0.12

TOTAL FROM INVESTMENT OPERATIONS	0.33	0.06	0.35	0.70	0.32	0.59

Less Distributions:
Distributions from net investment income	(0.21)	(0.42)	(0.42)	(0.45)	(0.44)	(0.48)

Net Asset Value, End of Period	$7.60	$7.48	$7.84	$7.91	$7.66	$7.78

Total Return[2]	4.50%	0.87%	4.51%	9.29%	4.14%	7.85%

Ratios to Average Net Assets:

Expenses	1.80%[3]	1.77%	1.73%	1.77%	1.80%	1.79%

Net Investment Income	5.92%[3]	5.54%	5.01%	5.57%	5.74%	5.96%

Expense waiver/reimbursement[4]	0.00%[3,5]	--	--	--	0.02%	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$42,910	$45,637	$50,071	$48,118	$55,842	$79,949

Portfolio turnover	52%	103%	187%	88%	120%	157%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2000 (unaudited)

ORGANIZATION

Federated Fund For U.S. Government Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities and other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase mays be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $159,806,631, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2002	$ 7,519,074

2003	123,323,419

2004	4,621,860

2005	20,564,242

2008	3,778,036

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2000, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	750,000,000
Class B Shares	500,000,000
Class C Shares	750,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

	Six Months Ended 9/30/2000		Year Ended 3/31/2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	11,213,698	$85,960,311	23,687,727	$179,056,245
Shares issued to shareholders in payment of distributions declared	2,092,324	15,652,874	5,361,850	40,463,170
Shares redeemed	(18,944,010)	(142,264,025)	(40,774,422)	(308,969,814)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5,637,988)	$(40,650,840)	(11,724,845)	$(89,450,399)

	Six Months Ended 9/30/2000		Year Ended 3/31/2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,548,228	$19,422,280	7,803,966	$59,264,072
Shares issued to shareholders in payment of distributions declared	238,910	1,787,003	653,846	4,936,316
Shares redeemed	(4,110,256)	(30,897,217)	(9,567,167)	(72,238,719)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,323,118)	$(9,687,934)	(1,109,355)	$(8,038,331)

	Six Months Ended 9/30/2000		Year Ended 3/31/2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,353,659	$17,826,058	5,625,382	$43,016,151
Shares issued to shareholders in payment of distributions declared	79,211	592,703	199,117	1,502,750
Shares redeemed	(2,888,255)	(21,774,852)	(6,108,908)	(46,318,517)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(455,385)	$(3,356,091)	(284,409)	$(1,799,616)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,416,491)	$(53,694,865)	(13,118,609)	$(99,288,346)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to: (a) a maximum of 0.25% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class
Class B	0.75%
Class C	0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Interfund Transactions

During the period ended September 30, 2000, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $228,889,193 and $180,193,930 respectively.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended September 30, 2000, were as follows:

Purchases	$785,615,118

Sales	$547,447,028

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Fund for U.S. Government Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314182106
Cusip 314182205
Cusip 314182304

8110105 (11/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

            FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES FUND, INC.
                                GRAPHIC APPENDIX

     A1. The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant indicating the components of the corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text above it. The "x" axis reflects  computation periods from 10/6/69 to 9/30/00. The "y" axis is measured in increments of $50,000 ranging from $0 to
$300,000 and indicates that the ending value of hypothetical  initial investment
of  $31,000  (2,961  Shares)  in  the  fund's  Class  A  Shares,   assuming  the
reinvestment  of capital  gains and  dividends,  would  have  grown to  $279,941
(36,834 Shares) on 9/30/00.

     A2. The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant indicating the components of the corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text above it. The "x" axis reflects  computation periods from 10/6/69 to 9/30/00. The "y" axis is measured in increments of $25,000 ranging from $0 to
$125,000 and indicates that the ending value of hypothetical  yearly investments of $1,000 (96 Shares) in the fund's Class A Shares, assuming the reinvestment of capital gains and  dividends,  would have grown to $120,303  (15,829  Shares) on
9/30/00.

     A3. The graphic  presentation here displayed  consists of a boxed legend in the upper left quadrant indicating the components of the corresponding  mountain chart.  The  color-coded  mountain  chart  is a  visual  representation  of  the narrative text above it. The "x" axis reflects  computation periods from 9/30/90 to 9/30/00. The "y" axis is measured in increments of $50,000 ranging from $0 to
$200,000 and  indicates  that the ending value of a  hypothetical  investment of
$100,000 (11,655 Shares) in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends,  would have grown to $179,863 (23,666 Shares) on
9/30/00.